EXHIBIT 10.(b)
                                                                  --------------

                   HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual reports of The Hillman Aggressive Equity Fund and The Hillman Total Return Fund (the "Funds") of the Hillman Capital Management Investment Trust on Form N-CSR for the period ended September 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Mark A. Hillman, chief executive officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Date: November 18, 2003      By: /s/ Mark A. Hillman
                                 ______________________
                                 Mark A. Hillman
                                 Trustee, President, and Principal Executive
                                 Officer of the Hillman Capital Management
                                 Investment Trust



     A signed original of this written statement required by Section 906 has been provided to The Hillman Aggressive Equity Fund and The Hillman Total Return Fund and will be retained by The Hillman Aggressive Equity Fund and The Hillman Total Return Fund and furnished to the Securities and Exchange Commission or its staff upon request.


                   HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST

                      CHIEF FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual reports of The Hillman Aggressive Equity Fund and The Hillman Total Return Fund (the "Funds") on Form N-CSR for the period ended September 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Fletcher D. Perkins, chief financial officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Date: November 18, 2003      By: /s/ Fletcher D. Perkins
                                 _____________________________
                                 Fletcher D. Perkins
                                 Treasurer and Principal Financial Officer of
                                 the Hillman Capital Management Investment Trust

     A signed original of this written statement required by Section 906 has been provided to The Hillman Aggressive Equity Fund and The Hillman Total Return Fund and will be retained by The Hillman Aggressive Equity Fund and The Hillman Total Return Fund and furnished to the Securities and Exchange Commission or its staff upon request.